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                                                                    Exhibit 10.3


                     VOTING AGREEMENT AND IRREVOCABLE PROXY

         THIS VOTING AGREEMENT AND IRREVOCABLE PROXY (this "Agreement"), dated as of May 25, 2001, among the shareholders listed on the signature pages hereto (collectively, the "Shareholders" and each individually, a "Shareholder"), Star Services Group, Inc., a Florida corporation (the "Company"), Allied Waste North America, Inc., a Delaware corporation ("Parent"), and Sage Acquisition Corporation, a Florida corporation ("Purchaser").

                                    RECITALS

         A. The Shareholders collectively own of record and beneficially shares of capital stock of the Company, as set forth on EXHIBIT A (such shares, or any other voting or equity securities of the Company hereafter acquired by any Shareholder prior to the termination of this Agreement, being referred to collectively as the "Shares").

         B. Concurrently with the execution of this Agreement, the Company, Parent and Purchaser are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Purchaser will merge with and into the Company and the Company shall be the surviving entity of such Merger (the "Merger").

         C. As a condition to the willingness of Parent and Purchaser to enter into the Merger Agreement, and to induce Parent and Purchaser to enter into the Merger Agreement, the Shareholders agree to vote in favor of approving the Merger Agreement and the Merger, upon the terms and subject to the conditions set forth in this Agreement.

                              TERMS AND CONDITIONS

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

         SECTION 1. DEFINITIONS. For purposes of this Agreement:

                  (a) As used in this Agreement, "Acquisition Proposal" shall mean any proposal or offer made by any Person (as defined in the Exchange Act (as defined in Section 1(b))) other than Parent, Purchaser or any subsidiary of Parent or Purchaser to acquire all or a substantial part of the business or properties of the Company or any of its subsidiaries or any capital stock of the Company or any of its subsidiaries, whether by merger, tender offer, exchange offer, sale of assets or similar transactions involving the Company or any of its subsidiaries.

                  (b) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided that such beneficial ownership shall be limited to


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securities (not including those that the Person has a right to acquire within 60 days unless so acquired) over which such Person has sole or shared voting power. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act and over which such Person has sole or shared voting power.

         SECTION 2. VOTING OF SHARES.

                  (a) Each Shareholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at the meeting of the Company's shareholders to consider the Merger Agreement and the Merger or any other meeting of the shareholders of the Company, however called, and in any action by written consent of the shareholders of the Company, such Shareholder will vote, or cause to be voted, all of his respective Shares (i) in favor of adoption of the Merger Agreement and approval of the Merger contemplated by the Merger Agreement, as the Merger Agreement may be modified or amended from time to time in a manner not adverse to the Shareholders, and (ii) against any other Acquisition Proposal.

                  (b) Each Shareholder hereby IRREVOCABLY grants to, and appoints, Parent, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his Shares at any meeting of the shareholders of the Company called with respect to any of the matters specified in, and in accordance and consistent with this Section 2. Each Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. Each Shareholder hereby affirms that the IRREVOCABLE proxy set forth in this Section 2(b) is given in connection with the execution of the Merger Agreement, and that such IRREVOCABLE proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the IRREVOCABLE proxy is coupled with an interest and MAY UNDER NO CIRCUMSTANCES BE REVOKED,
(ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof, and (iii) affirms that such IRREVOCABLE proxy is executed and intended to be IRREVOCABLE in accordance with the provisions of Section 607.0722 of the Florida 1989 Business Corporation Act. Notwithstanding any other provisions of this Agreement, the IRREVOCABLE proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

         SECTION 3. TRANSFER OF SHARES. Each Shareholder covenants and agrees that such Shareholder will not directly or indirectly, (a) sell, assign, transfer (including by purchase, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares,
(b) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement, or
(c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by purchase, testamentary disposition, interspousal disposition pursuant to


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a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each Shareholder represents and warrants to Parent and Purchaser as follows:

                  (a) OWNERSHIP OF SHARES. On the date hereof, such Shareholder is the record and Beneficial Owner of his Shares set forth next to his name on EXHIBIT A. Such Shareholder has sole voting power, without restrictions, with respect to all of his Shares.

                  (b) POWER, BINDING AGREEMENT. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder's obligations, under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any material agreement to which such Shareholder is a party, including any voting agreement, shareholders' agreement, partnership agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable against each Shareholder in accordance with its terms, except as may be otherwise provided by applicable bankruptcy, fraudulent conveyance or other similar laws relating to creditors' rights. Such Shareholder has had the opportunity to review the Merger Agreement and this Agreement, has had the opportunity to review the Merger Agreement and this Agreement with legal counsel of his choosing, and is entering into this Agreement knowingly and voluntarily.

                  (c) NO CONFLICTS. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or any of his properties or assets, other than such conflicts, violations or defaults or terminations, cancellations or accelerations which individually or in the aggregate do not impair the ability of such Shareholder to perform his obligations under this Agreement.

         SECTION 5. NO SOLICITATION. Subject to Section 8 and prior to the termination of this Agreement in accordance with its terms, each Shareholder agrees, in his individual capacity as a shareholder of the Company, that (a) such Shareholder will not, nor will he authorize or knowingly permit any of his employees, agents and representatives to, directly or indirectly, (i) initiate, solicit or encourage any inquiries or the making of any Acquisition Proposal,
(ii) enter into any agreement with respect to any Acquisition Proposal, or (iii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, and (b) he will notify Parent and Purchaser as soon as possible if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, him or any of his affiliates in its individual capacity.





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         SECTION 6. TERMINATION. This Agreement shall terminate upon the earliest to occur of (a) the Effective Time (as that term is defined in the Merger Agreement) of the Merger or (b) any termination of the Merger Agreement in accordance with the terms thereof; provided that no such termination shall relieve any party of liability for a breach of this Agreement prior to termination.

         SECTION 7. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 8. FIDUCIARY DUTIES. Each Shareholder is signing this Agreement solely in such Shareholder's capacity as an owner of his respective Shares, and nothing herein shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in his or her capacity as an officer or director of the Company, to the extent permitted by the Merger Agreement.

         SECTION 9. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

                  (b) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  (c) The headings in this Agreement are inserted for convenience only, and shall not constitute a part of this Agreement or be used to construe or interpret any of its provisions. The parties have participated jointly in the negotiation and drafting of this Agreement. If a question of interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The word "include" or "including" means include or including, without limitation.

                  (d) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.




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                  (e) If any legal action or any other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  (f) This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

                                       STAR SERVICES GROUP, INC.



                                       By: /s/ Jack R. Casagrande
                                           -------------------------------------
                                       Name:  Jack R. Casagrande
                                       Title: Chief Executive Officer




                                       ALLIED WASTE NORTH AMERICA, INC.


                                       By: /s/ Michael G. Hannon
                                           -------------------------------------
                                       Name:  Michael G. Hannon
                                       Title: Vice President



                                       SAGE ACQUISITION CORPORATION

                                       By: /s/ Michael G. Hannon
                                           -------------------------------------
                                       Name:  Michael G. Hannon
                                       Title: Authorized Officer
                                       Signature


                                       /s/ Frank P. Marzano
                                       -----------------------------------------
                                       Print Name:  Frank P. Marzano



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                                       Signature



                                       /s/ Patrick F. Marzano
                                       -----------------------------------------
                                       Print Name:  Patrick F. Marzano



                                       Signature

                                       /s/ Jack R. Casagrande
                                       -----------------------------------------
                                       Print Name:  Jack R. Casagrande



                                       Signature

                                       /s/ Rick Casagrande


                                       -----------------------------------------
                                       Print Name:  Rick Casagrande



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                                    EXHIBIT A

Shareholder                Number of Shares
-----------                ----------------

Frank P. Marzano           1,100,000

Patrick F. Marzano         1,100,000

Jack R. Casagrande           620,000

Rick Casagrande              435,000





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